Exhibit 99.1

Zurn Water Solutions Completes Spin-Off

10/04/2021

MILWAUKEE--(BUSINESS WIRE)-- Zurn Water Solutions Corporation (NYSE: ZWS), formerly known as Rexnord Corporation, announced today that it completed the previously announced spin-off of its Process & Motion Control (“PMC”) business in a Reverse Morris Trust transaction (the “Transaction”).

The remaining Water Management platform is now a stand-alone business under the name Zurn Water Solutions Corporation. Shares of our common stock will begin trading on the NYSE tomorrow under the ticker symbol “ZWS”.

“Today is an exciting day as we transition to a pure-play water solutions company that provides a premier ecosystem of products and solutions that protect human health and the environment,” said Todd A. Adams, Chairman and CEO of Zurn Water Solutions. “With the broadest product offerings within water safety and control, hygienic and environmental and flow systems, we are able to help customers save water, protect the environment, reduce cost and ultimately create value. With a strong foundation grounded in a customer-centric and continuous improvement mindset, we will continue to strengthen our competitive advantages and create long-term sustainable value for our associates, customers and shareholders.

“There’s nothing more essential to life than water, yet the world faces a crisis around water quality and quantity,” continued Adams. “That’s why we are relentless in our drive to provide innovative and smart technologies that address sustainability challenges by protecting health, conserving resources, optimizing results, and keeping people safe. We help customers achieve their sustainability goals while we also focus on ours.”

In conjunction with the new name, Zurn Water Solutions launched a new company website (www.ZurnWaterSolutions.com) and social properties.

Additional Details Regarding Closing of PMC Spin-Off

Under the previously disclosed terms of the Transaction, today we completed the spin-off of our PMC segment into Regal Rexnord Corporation (formerly known as Regal Beloit Corporation) (“Regal”).

As a result of the Transaction, our stockholders received 0.22296103 shares of Regal common stock for each share of our common stock owned as of the record date for the Transaction.

About Zurn Water Solutions

Headquartered in Milwaukee, Wisconsin, Zurn designs, procures, manufactures and markets products that provide and enhance water quality, safety, flow control and conservation. Additional information about Zurn can be found at www.ZurnWaterSolutions.com.

Forward-Looking Statements

This communication contains certain “forward-looking statements” including statements regarding the anticipated benefits of the transactions with Regal. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained herein are based on Zurn Water Solutions’ current expectations and beliefs concerning future developments and their potential effects, but there can be no assurance that these will be as anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of Zurn Water Solutions) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These factors include, among others: the inability to recognize the anticipated benefits of the Transaction and costs related to the Transaction. Except as required by law, Zurn Water Solutions does not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Investor Relations:
Mark Peterson – Chief Financial Officer
414-223-1609
mark.peterson@zurn.com

Media Relations:
Angela Hersil, Director – Corporate Communications
855-480-5050
414-808-0199
Corporate.Communications@zurn.com

Source: Zurn Water Solutions Corporation